UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934
(Amendment No. ____)

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The Roxbury Funds

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THE ROXBURY FUNDS

Roxbury/Hood River Small-Cap Growth Fund
Roxbury/Mar Vista Strategic Growth Fund
 (collectively, the “Funds”)

February 20, 2015

Dear Shareholder:

We are writing to inform you of an upcoming special meeting of shareholders of The Roxbury Funds (the “Trust”) to be held on April 9, 2015, at 11:00 a.m. Central Time at the offices of Roxbury Capital Management, LLC, 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343.  At the meeting, shareholders of the Trust will be asked to vote on the following important proposals:

•	Shareholders of the Trust are being asked to elect two trustees to the Trust’s Board of Trustees (the “Board”).

•	Shareholders of the Roxbury/Mar Vista Strategic Growth Fund (the “Strategic Growth Fund”) are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Strategic Growth Fund, and Mar Vista Investment Partners, LLC (“Mar Vista”).

•	Shareholders of the Roxbury/Hood River Small-Cap Growth Fund (the “Small-Cap Growth Fund”) are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Small-Cap Growth Fund, and Hood River Capital Management LLC (“Hood River”).

Subject to and following shareholder approval of the respective new advisory agreement, the name of the Small-Cap Growth Fund will be changed to the Hood River Small-Cap Growth Fund and the name of the Strategic Growth Fund will be changed to the Mar Vista Strategic Growth Fund.

As discussed in more detail in the enclosed proxy statement, the investment advisory agreement between the Trust and Roxbury Capital Management, LLC (“Roxbury”) terminated on January 20, 2015 due to a change in control of Roxbury.  The change in control constituted an “assignment” of the investment advisory agreement between the Trust and Roxbury within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Additionally, the change in control resulted in the termination of the sub-advisory agreements between Roxbury and Hood River and Mar Vista, respectively, previously the sub-advisers to the Funds.

Following notification to the Board that Roxbury would no longer serve as investment adviser to the Funds following the change of control and that the Funds’ subadvisers wished to become the investment advisers to the Funds, the Board approved the replacement of Roxbury by Hood River and Mar Vista as investment adviser to the Small-Cap Growth Fund and Strategic Growth Fund, respectively.  To avoid disruption of the Funds’ investment management programs, the Board approved interim advisory agreements for each Fund on December 30, 2014.  The interim advisory agreements became effective upon the change in control and provide that Hood River and Mar Vista will provide advisory services to the Small-Cap Growth Fund and Strategic Growth Fund, respectively, on substantially the same terms and with the identical fee structures as the prior advisory agreement with Roxbury until shareholders of each Fund approve new advisory agreements, as applicable to their Fund.  During the term of the interim advisory agreements, all investment advisory fees earned by the Hood River and Mar Vista will be held in escrow at the Funds’ custodian pending approval of the new advisory agreements.

The question and answer section that begins on the front cover of the enclosed proxy statement discusses the proposals, which require shareholder approval.  The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to the Funds.  The Board recommends that you read the enclosed materials carefully and vote in favor of the proposals.

You may choose one of the following options to vote:

•	Mail: Complete and return the enclosed proxy card(s).

•	Internet: Access the website shown on your proxy card(s) and follow the online instructions.

•	Telephone: Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•	In person: Attend the special shareholder meeting on April 9, 2015.

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the meeting, you can vote in advance by completing and returning the enclosed proxy card(s).

If we do not hear from you, representatives of the Trust, Roxbury, Hood River or Mar Vista may contact you.  Thank you for your response and for your continued investment with the Funds.

Sincerely,

Jon R. Foust
President of The Roxbury Funds

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matters affecting the Funds that require shareholder vote.

Q.	Why am I receiving this proxy statement?

A.	You are receiving these proxy materials — that include the proxy statement and your proxy card — because you have the right to vote on important proposals concerning the Trust.

Q.	How does the assignment of the prior advisory agreement affect the Funds?

A.	The Funds and their respective investment objectives and policies have not changed. You will still own the same number of shares in the same Funds and the value of your investment will not change. The new advisory agreements contain similar terms and conditions and the identical fee structures as the prior agreement, and each is discussed in more detail in the enclosed proxy statement.

Q.	Will the investment advisory fee rates be the same upon approval of the new agreements?

A.	The investment advisory rate applicable to each Fund under the new investment advisory agreements will be the same as the rate in effect prior to the assignment.

Q.	Are the Funds’ net operating expenses staying the same?

A.	Yes. Mar Vista, on behalf of the Strategic Growth Fund, and Hood River, on behalf of the Small-Cap Growth Fund, have each entered into expense limitation agreements with the Trust that became effective on January 20, 2015. The expense caps and termination dates of the expense limitation agreements are the same as those in the expense limitation agreement that Roxbury had entered into with the Trust on behalf of the Funds.

Q.	Why am I being asked to elect Trustees?

A.	The Board has recommended that shareholders elect the current trustee and the trustee nominee to the Board because they are well qualified to serve as investment company trustees and to oversee the business and affairs of the Funds. In addition, shareholder election of the entire Board is required under the 1940 Act.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board recommends that you vote FOR the new advisory agreements and FOR the election of the trustees. The reasons for the recommendations are discussed in more detail in the enclosed proxy statement.

Q.	Will the Funds pay for the proxy solicitation and related legal costs?

A.	No. Mar Vista and Hood River have agreed to bear these costs.

Q.	How can I authorize a proxy or vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card(s):

•	By mail, using the enclosed proxy card(s) and return envelope;

•	By telephone, using the toll-free number on your proxy card(s);

•	Through the Internet, using the website address on your proxy card(s); or

•	In person at the shareholder meeting.

The Roxbury Funds
6001 Shady Oak Road, Suite 200
 Minnetonka, Minnesota 55343

Roxbury/Hood River Small-Cap Growth Fund
 Roxbury/Mar Vista Strategic Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders of The Roxbury Funds (the “Trust”) will be held at the offices of Roxbury Capital Management, LLC, 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343 on April 9, 2015, at 11:00 a.m., Central Time, for the following purposes (each, a “Proposal”) and to transact such other business, if any, as may properly come before the meeting:

1.	To elect two trustees to the Trust’s Board of Trustees.

2.	For shareholders of the Roxbury/Mar Vista Strategic Growth Fund, to approve an investment advisory agreement between the Trust, on behalf of such Fund, and Mar Vista Investment Partners, LLC.

3.	For shareholders of the Roxbury/Hood River Small-Cap Growth Fund, to approve an investment advisory agreement between the Trust, on behalf of such Fund, and Hood River Capital Management LLC.

The Trust’s Board of Trustees recommends that shareholders vote FOR each Proposal.

Holders of record of shares of the Trust at the close of business on January 30, 2015 are entitled to notice and to vote at the meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.  The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

Becky Krulik
Secretary of The Roxbury Funds

Minnetonka, Minnesota
 February 20, 2015

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States.  Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement
for the Shareholder Meeting to be Held on April 9, 2015.
 This proxy statement is available on the Internet at www.RoxburyFunds.com.

February 20, 2015

The Roxbury Funds
6001 Shady Oak Road, Suite 200
 Minnetonka, Minnesota 55343

Roxbury/Hood River Small-Cap Growth Fund
 Roxbury/Mar Vista Strategic Growth Fund

PROXY STATEMENT

This proxy statement is being provided to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Roxbury Funds (the “Trust”) with respect to its series the Roxbury/Mar Vista Strategic Growth Fund (the “Strategic Growth Fund”) and the Roxbury/Hood River Small-Cap Growth Fund (the “Small-Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”).  The proxies are being solicited for use at a special meeting of shareholders of the Trust to be held at 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343, on Thursday, April 9, 2015, at 11:00 a.m. Central Time and any adjourned or postponed session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (the “Notice”).

A list of the proposals described in this Proxy Statement and the Fund(s) to which each applies is described below:

Proposal	Fund(s) Voting on the Proposal
1. To elect two trustees to the Board.	Both Funds, voting together
2. To approve a new investment advisory agreement between the Trust and Mar Vista Investment Partners, LLC (“Mar Vista”)	Strategic Growth Fund
3. To approve a new investment advisory agreement between the Trust and Hood River Capital Management LLC (“Hood River”)	Small-Cap Growth Fund

This proxy statement and the enclosed proxy card(s) are expected to be distributed to shareholders on or about February 20, 2015.  Only shareholders who beneficially owned any shares in the Funds at the close of business on January 30, 2015 (the “Record Date”) are entitled to vote.  A copy of the proxy statement is available on the Funds’ website at www.RoxburyFunds.com.

A proxy card is enclosed with respect to the shares you own in the Funds.  If you return a properly executed proxy card, the shares represented by it will be voted at the meeting in accordance with the instructions thereon.  Each full share is entitled to one vote and each fractional share to a proportionate fractional vote.  If you do not expect to be present at the meeting and wish your shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope.  Alternatively, you also can vote by telephone or by internet, by following instructions on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the meeting and voting in person.

If you need additional copies of this proxy statement, please contact the Trust at 1-877-725-4432 or in writing at 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343.  Additional copies of this proxy statement will be delivered to you promptly upon request.

For free copies of the Fund’s annual report for the fiscal year ended June 30, 2014 and semi-annual report for the six-month period ended December 31, 2014, write to Foreside Fund Services, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, call (800) 497-2960 or obtain copies on the website of The Roxbury Funds at www.RoxburyFunds.com.

BACKGROUND TO PROPOSALS

The Transaction

On January 20, 2015, Mar Vista and Hood River each acquired a controlling interest in Roxbury Capital Management, LLC (“Roxbury”) (the “Transaction”).  Prior to the Transaction, Roxbury had served as the investment adviser to the Small-Cap Growth Fund and the Strategic Growth Fund pursuant to an investment advisory agreement dated August 9, 2011 between Roxbury and the Trust, as amended (the “Prior Advisory Agreement”).   Mar Vista had served as sub-adviser to the Strategic Growth Fund and Hood River had served as sub-adviser to the Small-Cap Growth Fund.  Prior to the consummation of the Transaction, Roxbury had been a majority-owned subsidiary of M&T Bank Corporation through its subsidiary Wilmington Trust Corporation and Wilmington Trust Corporation’s subsidiary WT Investments, Inc. (collectively, “Wilmington”).  Roxbury also owned a controlling interest in both Mar Vista and Hood River.

On December 9, 2014, the Trust, Roxbury, Hood River and Mar Vista entered into a transaction agreement (the “Transaction Agreement”), pursuant to which, among other provisions, the parties agreed to facilitate the preparation and filing of this proxy statement and provided that the shareholders of the Funds would not incur any costs, proxy solicitation expenses or other expenses in connection with this proxy statement or any of the other transactions related to the acquisition of the interest in Roxbury previously held by Wilmington by Mar Vista and Hood River.

In the Transaction Agreement, Hood River and Mar Vista each agreed to use its best efforts to comply with Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”).  Section 15(f) provides a non-exclusive safe harbor for an investment adviser or its affiliated persons to receive any amount or benefit in connection with the transfer of advisory arrangements, subject to the satisfaction of two conditions.  First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of the adviser or the predecessor adviser or subadviser.  The Board intends to satisfy this requirement.

Second, for a period of two years after the transaction, an “unfair burden” must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser (Mar Vista and Hood River) or predecessor investment adviser (Roxbury), or any interested person of the investment adviser or predecessor investment adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or (ii) from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).  The Board, Roxbury, Hood River and Mar Vista are not aware of any actual or potential “unfair burden” of the type contemplated by Section 15(f).  No increase in advisory or other fees is contemplated.

Termination of Prior Investment Advisory and Subadvisory Agreements

The Transaction resulted in a change in control of Roxbury and, therefore, constituted an “assignment” of the Prior Advisory Agreement between the Trust and Roxbury within the meaning of the 1940 Act.  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Additionally, the Transaction resulted in the termination of the existing sub-advisory agreements between Roxbury and each of Mar Vista for sub-advisory services to the Strategic Growth Fund and Hood River for sub-advisory services to the Small-Cap Growth Fund.

At a special meeting held on December 30, 2014, the Board of Trustees (the “Board”) of the Trust approved interim investment advisory agreements between the Trust, on behalf of the Strategic Growth Fund, and Mar Vista, and between the Trust, on behalf of the Small-Cap Growth Fund, and Hood River (each, an “Interim Advisory Agreement” and together, the “Interim Advisory Agreements”).  Under the Interim Advisory Agreements, Mar Vista acts as investment adviser to the Strategic Growth Fund and Hood River acts as investment adviser to the Small-Cap Growth Fund.

New Advisory Agreements

The Interim Advisory Agreements became effective on January 20, 2015 upon consummation of the Transaction and will remain in effect (unless sooner terminated) until shareholders of each Fund either approve or disapprove of a new advisory agreement (the “New Advisory Agreements”), or June 19, 2015, whichever is sooner.  If shareholders of the Funds approve the New Advisory Agreements at the meeting, the New Advisory Agreements are expected to become effective on or about April 9, 2015.  If shareholders of the Funds do not approve the New Advisory Agreements, the Board will take such actions as it considers to be in the best interests of the shareholders of the Funds, which may include retaining other advisers, seeking exemptive relief from the SEC or liquidating the Funds.

The forms of the New Advisory Agreements are attached to this proxy statement as exhibits.  The terms of the New Advisory Agreements are substantially similar to the terms of the Prior Agreements with respect to services provided by the investment adviser and have the identical fee structures, except for the fact that Hood River and Mar Vista are replacing Roxbury as investment adviser to the Small-Cap Growth Fund and the Strategic Growth Fund, respectively.

In addition, shareholders of both Funds are being asked to elect the current trustee and trustee nominee to the Board to satisfy 1940 Act requirements regarding shareholder election of trustees.

The Board recommends that shareholders of each Fund vote FOR each of the nominees for election as a Trustee and FOR the approval of the new advisory agreements.

PROPOSAL 1

ELECTION OF TRUSTEES

Shareholders of the both Funds are being asked to elect two nominees to constitute the Board.  At a meeting held on January 26, 2015, the Board, which currently consists of one trustee who is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustee”), approved the following nominees:  Steven N. Marshman and Gaylord B. Lyman (each a “Nominee” and together, the “Nominees”).  Mr. Marshman is currently the sole trustee of the Board.  On December 10, 2014, the Board, which then consisted of two Independent Trustees, appointed Mr. Marshman as a Trustee.  The two other Independent Trustees subsequently resigned from the Board.  If elected, both of the Trustees will be Independent Trustees.

Each person has agreed to be named in this proxy statement and to serve as Trustees if elected.  Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below.

Independent Trustee Nominees1

Name, Address[2] and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Steven N. Marshman Age: 54	Trustee	Since December 2014	Owner of Focused Investing LLC since 2013; Retired, January 2010-2013; Portfolio Manager at Roxbury from 2002-2009.	2	None
Gaylord B. Lyman Age: 52	Trustee Nominee	N.A.	Managing Director of Kohala Capital Partners, LLC, since 2011; Vice President, Becker Capital Management, Inc. 1997-2011.	N.A.	None

[1]	If elected, each Trustee will hold office during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
[2]
The address of the Trustee and the Trustee Nominee as it relates to the Trust’s business is c/o The Roxbury Funds, Roxbury Capital Management, LLC, 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343.

Experience and Qualifications of Nominees

Mr. Marshman has been a trustee since December 2014.  Mr. Marshman has over 15 years of experience in the investment management industry and has served as a portfolio manager for two different registered investment advisers.  Mr. Marshman is currently the owner of Focused Investing LLC, a firm which provides strategic guidance to registered investment advisers.  Mr. Marshman served as a portfolio manager of Roxbury from 2002 until 2009.  Prior to that he served as a portfolio manager of Columbia Funds from 1995 to 2002.  Mr. Marshman has an MBA and holds the Chartered Financial Analyst designation.

Mr. Lyman has over 15 years of experience in the investment management industry.  He has been the Managing Director and portfolio manager of Kohala Capital Partners, an investment adviser, since 2011.  Prior to that, he served as a vice president and portfolio manager of Becker Capital Management, Inc., an investment adviser.  Mr. Lyman has an MBA and holds the Chartered Financial Analyst designation.

Officers of the Trust

The following table provides certain biographical information on the officers of the Trust.

OFFICERS
Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Jon R. Foust Roxbury Capital Management, LLC 6001 Shady Oak Road Suite 200 Minnetonka, MN 55343 Age: 49	President	President since November 2014	President and Director of Marketing & Client Service of Roxbury since 2012; Director of Marketing & Client Service of Roxbury from 2000-2012
Brooke Clements Roxbury Capital Management, LLC 6001 Shady Oak Road Suite 200 Minnetonka, MN 55343 Age: 38	Treasurer	Treasurer since August 2012
Senior Financial Manager of Roxbury since August 2013; Financial Accounting Manager of Roxbury from 2009-2013; Assistant Treasurer of the Trust from June 2012-February 2013; Staff Accountant of Roxbury from 2005-2009

Becky Krulik Roxbury Capital Management, LLC 6001 Shady Oak Road Suite 200 Minnetonka, MN 55343 Age: 31	Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Secretary since September 2014; Chief Compliance Officer and Anti-Money Laundering Compliance Officer since December 2014
Compliance Analyst of Roxbury Capital Management, LLC since 2012; Assistant Secretary of the Trust from February 2013-September 2014; Supervising Principal of Thrivent Financial from 2011-2012; Business Analyst of Thrivent Financial 2010-2011; Brokerage Service Professional of Thrivent Financial 2007-2010

Ownership of Nominees in the Funds

As of December 31, 2014, the Funds’ officers, and the Nominees as a group, beneficially owned less than 1% of the outstanding shares of the Strategic Growth Fund and the Small-Cap Growth Fund.  As of February 1, 2015, neither of the Nominees beneficially owned any equity securities in the Funds.

Responsibilities of the Board

The Board is currently composed of one Independent Trustee, Steven N. Marshman, and expects to consist of two Independent Trustees following the meeting.  Mr. Marshman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Marshman will consult with the Trust’s officers and legal counsel, as appropriate.

The Board meets as often as necessary to discharge its responsibilities.  Currently, the Board conducts regular quarterly meetings and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.  The Board of Trustees held four meetings during the fiscal year ended June 30, 2014.

The Board has established one standing committee - the Audit Committee.  The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time.  The Audit Committee meets to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Standing Committees

The Audit Committee is comprised of all of the Board’s Independent Trustees.  Mr. Marshman currently serves as the chairman of the Committee.  Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls.  The Audit Committee held two meetings during the fiscal year ended June 30, 2014.

The Audit Committee does not currently have an audit committee financial expert as defined by SEC rules.  Mr. Lyman qualifies as an audit committee financial expert and is willing to serve in that capacity if elected as an Independent Trustee.

The Board does not have a nominating committee and does not have a charter or other written policy with regard to the nomination process.  The Board believes it is appropriate not to have a nominating committee because of the small size of the Board, the fact that only Independent Trustees serve on the Board and because the Board as a whole can adequately serve the function of considering potential trustee nominees from time to time as needed.  The Independent Trustees are responsible for identifying, evaluating and recommending nominees to the Board as needed.  While the Independent Trustees do not have a written process for identifying and evaluating trustee candidates, the Independent Trustees will seek to ensure that the Board, as a whole, possesses the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and is comprised of Trustees who have the knowledge in areas that are of importance to the Funds.

The Board will consider each nominee on a case-by-case basis.  The Board will also consider properly qualified candidates submitted by shareholders in the same manner.  At a minimum, the candidate must display the highest personal and professional ethics, integrity and sound business judgment.  The Independent Trustees consider relevant factors in considering prospective trustee nominees, including but not limited to a candidate’s independence, business experience, breadth of knowledge about issues and matters affecting the Funds, time availability for meetings and consultation regarding Fund matters.  In evaluating nominees, the Board will also consider whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and the Board committee and (2) indirect oversight through the investment adviser and other service providers, Trust officers and the Trust’s Chief Compliance Officer.  The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk and reputational risk.  Day-to-day risk management with respect to each Fund is the responsibility of the investment adviser or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs.  Each of the investment adviser and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the investment adviser and other service providers, receiving and approving compliance policies and procedures, periodic meetings with each Fund’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the investment adviser and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by the Audit Committee.  The Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Compensation

For the fiscal year ended June 30, 2014, Kenneth Gudorf and John Otterlei, former Independent Trustees, received $18,000, and $17,000, respectively, as compensation for their service as Trustees.  Mr. Gudorf and Mr. Otterlei resigned as Trustees effective December 10, 2014.  Neither the Trust nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Trust or Fund expenses.

On December 10, 2014, the Trust, Roxbury and each of Mr. Gudorf and Mr. Otterlei entered into a supplemental liability insurance and indemnification agreement pursuant to which, among other provisions, the Trust and Roxbury agreed that (a) all rights of indemnification existing in favor of the members of the Board under the Trust’s Amended and Restated Agreement and Declaration of Trust in effect as of such date shall survive as contractual obligations of Roxbury and the Trust and (b) the Trust shall maintain the current levels of trustee liability insurance with the same or better terms and conditions as the insurance policies in force as of such date.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD LLP (“BBD”) was selected by the Board, including a majority of the Independent Trustees, and retained by the Audit Committee as independent auditors for the Funds for the fiscal year ending June 30, 2014.  Representatives of BBD are not expected to be present at the meeting.  Should any representatives of BBD attend the meeting they will have an opportunity to make a statement if they so desire.  The aggregate fees billed for professional services by BBD during the last two fiscal years were as follows:

	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013
Audit Fees	$34,000	$34,000
Audit-Related Fees	–	–
Tax Fees	$3,000	$3,000
Other Fees	–	–

In the above table, “audit fees” are fees billed for professional services for the audit of the Trust’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered by BBD for tax compliance, tax advice and tax planning.

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust.  The Audit Committee may delegate the authority to grant such pre-approval to one or more Audit Committee members who are Independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Audit Committee at its next scheduled meeting.  The Audit Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934 to management.

The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.  There were no non-audit services pre-approved by the Audit Committee during the fiscal years ended June 30, 2014 and June 30, 2013.

The aggregate non-audit fees billed by BBD for services rendered to the Trust was $3,000 for each of the fiscal years ended June 30, 2014 and June 30, 2013.  There were no services rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for the fiscal years ended June 30, 2014 and June 30, 2013.

Required Vote

Trustees are elected by the affirmative vote of a plurality of the votes validly cast in person or by proxy at a meeting at which a quorum exists.  Abstentions and broker non-votes will not be counted as votes cast, but will be counted for purposes of determining whether a quorum is present.  All outstanding shares of the Trust will be voted in aggregate for the election of trustees.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the election of the Nominees.

PROPOSAL 2

APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
 THE TRUST AND MAR VISTA

At the meeting, shareholders of the Strategic Growth Fund will be asked to approve an investment advisory agreement (the “Mar Vista Advisory Agreement”) between the Trust and Mar Vista with respect to the Strategic Growth Fund.

Background

Prior to January 20, 2015, Roxbury served as the Strategic Growth Fund’s investment adviser pursuant to the Prior Advisory Agreement and Mar Vista served as the Strategic Growth Fund’s investment sub-advisor.  The Prior Advisory Agreement was last approved by shareholders of the Strategic Growth Fund on October 28, 2011.  Currently, Mar Vista serves as the Fund’s investment adviser pursuant to an Interim Advisory Agreement between Mar Vista and the Trust, on behalf of the Strategic Growth Fund.  The Fund is currently managed by portfolio managers employed by Mar Vista.  Those portfolio managers, Silas A. Myers and Brian L. Massey, have served as the Strategic Growth Fund’s portfolio managers since the Fund commenced operations in November 2011.

As a result of the change of control of Roxbury, the Prior Advisory Agreement and prior subadvisory agreement terminated effective as of January 20, 2015.  In order to avoid disruption of the Strategic Growth Fund’s investment management program, the Board approved an interim advisory agreement with Mar Vista, which became effective on January 20, 2015.

At a regular meeting of the Board held on January 26, 2015, the Board, consisting of the Independent Trustee, recommended that Mar Vista be appointed as adviser to the Strategic Growth Fund and approved the Mar Vista Advisory Agreement pursuant to which Mar Vista would continue to provide investment advisory services to the Fund subject to shareholder approval of the Mar Vista Advisory Agreement.  Approval of the Mar Vista Advisory Agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund.  In addition, the personnel currently providing services to the Strategic Growth Fund are not expected to change as a result of the Transaction.  The Board believes that the proposal is in the best interests of the Fund and its shareholders.

If the Fund’s shareholders approve the Mar Vista Advisory Agreement, Mar Vista will serve as the Strategic Growth Fund’s investment adviser under the proposed Mar Vista Advisory Agreement, and the name of the Fund will be changed to the Mar Vista Strategic Growth Fund.

If shareholders of the Strategic Growth Fund do not approve the Mar Vista Advisory Agreement by June 19, 2015, the Interim Advisory Agreement between the Trust and Mar Vista will terminate with respect to the Strategic Growth Fund, and the Board will take such actions as it considers to be in the best interests of the shareholders of the Strategic Growth Fund, which may include retaining another adviser, seeking exemptive relief from the SEC or liquidating the Strategic Growth Fund.

Information About Mar Vista

Mar Vista is located at 11150 Santa Monica Blvd., Suite 320, Los Angeles, California 90025.  Mar Vista is controlled by Silas A. Myers and Brian L. Massey, indirectly through Rayner Brothers, LLC, an entity controlled by Mr. Massey.  Rayner Brothers, LLC is located at 11755 Wilshire Blvd. 10th Floor, Los Angeles, California 90025.  Brian L. Massey, President of Mar Vista, is a control person of Rayner Brothers, LLC.  Mar Vista was founded in November 2007 by former principals of Roxbury and provides investment advisory services to the Strategic Growth Fund, institutional accounts and individual investors.  Other than the Strategic Growth Fund, Mar Vista does not serve as an adviser or sub-adviser to any other registered investment companies.  Mar Vista owns a controlling interest in Roxbury, formerly the investment adviser to the Strategic Growth Fund and now the Strategic Growth Fund’s subadministrator.

The following table sets forth the officers and managers of Mar Vista and their positions with Mar Vista as of February 1, 2015.  None of the officers or managers of Mar Vista serves as an officer or Trustee of the Trust.

Name	Principal Occupation with Mar Vista
Silas A. Myers	Chief Executive Officer, Chairman, Manager
Brian L. Massey	President, Manager
Josh J. Honeycutt	Manager
Robert A. Schmaltz	Chief Compliance Officer

Summary of the Mar Vista Advisory Agreement and the Prior Agreement

A copy of the Mar Vista Advisory Agreement is attached as Exhibit A.  The following description is only a summary; however, all material terms of the Mar Vista Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the Mar Vista Advisory Agreement, and the description set forth in this proxy statement of the Mar Vista Advisory Agreement is qualified in its entirety by reference to Exhibit A.

The investment advisory services to be provided by Mar Vista under the Mar Vista Advisory Agreement are substantially the same as the advisory services provided by Roxbury under the Prior Advisory Agreement.  The fee structure of the Mar Vista Advisory Agreement is identical as under the Prior Advisory Agreement.

Advisory Services.  Both the Mar Vista Advisory Agreement and the Prior Advisory Agreement provide that the respective adviser shall direct the investments of the Strategic Growth Fund, subject to and in accordance with the Strategic Growth Fund’s investment objective, policies and limitations as provided in its Registration Statement on Form N-1A  and other governing instruments, as amended and supplemented from time to time, and any other directions and policies which the Board may issue to the adviser from time to time.  Both the Mar Vista Advisory Agreement and the Prior Advisory Agreement provide that the Strategic Growth Fund’s adviser is authorized in its discretion and without prior consultation with the Trust to purchase and sell for the Strategic Growth Fund, securities and other investments consistent with the Strategic Growth Fund’s objectives and policies.  Both the Mar Vista Advisory Agreement and the Prior Advisory Agreement permit the Strategic Growth Fund’s adviser to delegate portfolio management to a sub-adviser.

Compensation.  Both the Mar Vista Advisory Agreement and Prior Advisory Agreement contain the identical fee structure based on the Strategic Growth Fund’s average daily net assets (“ADNA”).  Under both agreements, the adviser is entitled to receive from the Strategic Growth Fund an investment advisory fee equal to an annual rate of 0.75% of the Strategic Growth Fund’s ADNA.  Pursuant to an expense limitation agreement, Mar Vista has agreed to waive its advisory fees (excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses) to ensure that total operating expenses, as a percentage of the Strategic Growth Fund’s ADNA, do not exceed 0.90%.  The expense limitation agreement will remain in effect until November 1, 2020.  The expense limitation agreement has the same terms as the prior agreement with Roxbury.  For the fiscal year ended June 30, 2014, Roxbury was the investment adviser to the Strategic Growth Fund and did not receive any advisory fees from the Strategic Growth Fund as a result of fee waivers under the expense limitation agreement.

Duration and Termination.  Both the Mar Vista Advisory Agreement and the Prior Advisory Agreement provide that the agreements shall become effective upon execution and will remain in effect for two years from the effective date.  Thereafter, each agreement shall remain in effect of successive periods of one year so long as such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees.  Both the Mar Vista Advisory Agreement and the Prior Advisory Agreement may be terminated at any time, without penalty, on 60 days’ prior written notice, by the Trust (by vote of the Board or by vote of a majority of the Strategic Growth Fund’s outstanding voting securities) or by the Strategic Growth Fund’s adviser.

Payment of Expenses.  Both the Mar Vista Advisory Agreement and the Prior Advisory Agreement provide that the respective adviser to the Strategic Growth Fund will pay the salaries of all personnel performing services relating to research, statistical and investment activities on behalf of the Strategic Growth Fund.  Additionally, both agreements provide that the Strategic Growth Fund will pay all expenses except those expressly stated to be payable by the adviser to the Strategic Growth Fund in the agreement.  The Mar Vista Advisory Agreement provides that Mar Vista will bear the cost of any shareholder meeting convened as a result of a change of control of Mar Vista or otherwise convened for the primary benefit of Mar Vista.

Limitation on Liability.  Both the Mar Vista Advisory Agreement and the Prior Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties the adviser to the Strategic Growth Fund shall not be subject to liability for any act or omission or any loss suffered in connection with the performance of duties under the agreement.

Amendments.  The Mar Vista Advisory Agreement and the Prior Advisory Agreement may be amended by written agreement between the respective adviser to the Strategic Growth Fund and the Trust, provided that the terms of the amendment are approved by the Board or by the affirmative vote of a majority of the a majority of the outstanding voting securities of each Fund.

Other Provisions.  The Mar Vista Advisory Agreement adds provisions stating that Mar Vista will not disclose non-public personal information as defined by Regulation S-P and clarifying that Mar Vista will act in accordance with the Trust’s organizational documents, prospectus and compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act in connection with the provision of services under the Mar Vista Advisory Agreement.

Board Approval and Recommendation

When the Board reviewed the Mar Vista Advisory Agreement at a meeting on January 26, 2015, the Board was provided materials relevant to its consideration of the Mar Vista Advisory Agreement, such as Mar Vista’s Form ADV brochure, information regarding Mar Vista’s compliance program, personnel and financial condition and memoranda prepared by the Trust’s legal counsel.  The Board had previously reviewed Mar Vista’s Code of Ethics.  The Board also reviewed the advisory fees that would be payable by the Strategic Growth Fund under the Mar Vista Advisory Agreement, the expense limitation agreement between the Trust and Mar Vista on behalf of the Strategic Growth Fund and comparative fee and expense information.  The Board was also provided with Mar Vista’s responses to detailed requests submitted by the Trust’s legal counsel.

In reaching its decision to approve the Mar Vista Advisory Agreement, the Board, composed of one Independent Trustee, met on January 26, 2015 with representatives of Mar Vista and the Trust’s legal counsel.  In the course of its review, the Board considered its legal responsibilities in approving the Mar Vista Advisory Agreement.  The Board also considered all factors deemed to be relevant to the Strategic Growth Fund, including but not limited to the following:  (1) the quality of services provided to the Strategic Growth Fund since Mar Vista first became investment sub-adviser to the Strategic Growth Fund in 2011; (2) the performance of the Strategic Growth Fund since Mar Vista became the investment sub-adviser; (3) the fact that the Transaction is not expected to affect the manner in which the Strategic Growth Fund is advised; (4) the fact that the investment management team at Mar Vista will continue to manage the Strategic Growth Fund; (5) the fact that the fee structure under the Mar Vista Advisory Agreement would be identical to the fee structure under the Prior Advisory Agreement; (6) the changes to terms in the Mar Vista Advisory Agreement from the Prior Advisory Agreement are generally to conform to current regulatory requirements and industry best practices; (7) the fact that the Transaction Agreement contemplates that Mar Vista will comply with Section 15(f) of the 1940 Act with respect to the Strategic Growth Fund; and (8) other factors deemed relevant.

The Board considered whether the Mar Vista Advisory Agreement would be in the best interests of the Strategic Growth Fund and its shareholders and the overall fairness of the Mar Vista Advisory Agreement.  Among other things, the Board reviewed information concerning:  (1) the nature, extent and quality of the services expected to be provided by Mar Vista; (2) the Strategic Growth Fund’s investment performance; (3) Mar Vista’s financial condition and (4) brokerage allocation and trading costs.  In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided.  The Board considered the scope and quality of services expected to be provided by Mar Vista, including the qualifications and capabilities of the personnel responsible for providing services to the Strategic Growth Fund.  The Board considered the relationship between Roxbury and Mar Vista and that Roxbury’s staff would continue to provide trading, compliance and other administrative services to Mar Vista and the Strategic Growth Fund at no additional cost to the Fund.  The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Strategic Growth Fund which comprise the same team that currently manages the Strategic Growth Fund.  On the basis of this evaluation, the Board concluded that the nature, quality and extent of services that would be provided by Mar Vista are appropriate and that the Fund would likely benefit from services provided by Mar Vista under the Mar Vista Advisory Agreement.

Performance Record of the Strategic Growth Fund.  The Board considered the Strategic Growth Fund’s performance as compared to its benchmark, the Russell 1000® Growth Index, for the 1-year, 3-year and since inception periods ended December 31, 2014, noting that the Fund had outperformed the benchmark for the one year period and was in line with the benchmark for the 3-year and since inception periods.  The Board also considered the performance for the corresponding composite of Mar Vista’s separate account clients.  The Board concluded that Mar Vista would continue to provide a higher level of advisory services to the Strategic Growth Fund.

Management Fees and Total Expense Ratio.  The Board compared the Strategic Growth Fund’s contractual advisory fee and total expense ratio to a peer group of similar funds using data provided to Mar Vista by an independent service.  The Board noted that the Strategic Growth Fund’s contractual advisory fee and total expense ratio were lower than the peer group average.  The Board also compared the Fund’s net expense ratio to the Strategic Growth Fund’s Morningstar category and noted that the net expense ratio was below the category average.  The Board also considered Mar Vista’s contractual agreement to limit the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, to 0.90% through November 1, 2020.  The Board considered that the Strategic Growth Fund’s advisory fees and total annual operating expenses would remain the same.  On the basis of the information provided, the Board concluded that the advisory fee and total expense ratio were reasonable and appropriate in light of the quality of the services to be provided to the Strategic Growth Fund.

Profitability.  The Board reviewed information concerning Mar Vista’s financial condition and projected profitability as a result of the Transaction.  Since Mar Vista would be new as the primary adviser of the Strategic Growth Fund, there was no historical profitability analysis.  The Board considered the expected revenue for Mar Vista based on the Fund’s anticipated assets under management and Mar Vista’s expected expenses.

Economies of Scale.  The Board reviewed asset size of the Strategic Growth Fund and considered whether there may be economies of scale in the management of the Strategic Growth Fund if its assets were to increase significantly.  The Board concluded that the current fee structure was reasonable given the Fund’s current asset levels.

Benefits to Mar Vista.  Based on the information presented, the Board did not consider any ancillary benefits to Mar Vista from serving as adviser to the Strategic Growth Fund to be relevant factors.

On the basis of its review of the foregoing information, the Board found that the terms of the Mar Vista Advisory Agreement were fair and reasonable and in the best interest of the Strategic Growth Fund’s shareholders.

Required Vote

In order for the proposal to be approved, it must be approved by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Strategic Growth Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this proxy statement, means:  the affirmative vote of the lesser of (i) 67% of the voting securities of the Strategic Growth Fund present at the meeting if more than 50% of the outstanding voting securities of the Strategic Growth Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Strategic Growth Fund.  Abstentions and broker non-votes are counted as present but are not considered votes cast at the meeting.  As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal because approval of the proposal requires the affirmative vote of a percentage of either the shares present at the meeting or the outstanding shares of the Fund.

Based on all of the foregoing, the Board recommends that shareholders of the Strategic Growth Fund vote FOR the approval of the Mar Vista Advisory Agreement.

PROPOSAL 3

APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
 THE TRUST AND HOOD RIVER

At the meeting, shareholders of the Small-Cap Growth Fund will be asked to approve an investment advisory agreement (the “Hood River Advisory Agreement”) between the Trust and Hood River with respect to the Small-Cap Growth Fund.

Background

Prior to January 20, 2015, Roxbury served as the Small-Cap Growth Fund’s investment adviser pursuant to the Prior Advisory Agreement and Hood River served as the Small-Cap Growth Fund’s investment sub-advisor.  The Prior Advisory Agreement was last submitted to a vote of shareholders of the Small-Cap Growth Fund at a special meeting of shareholders held on June 29, 2011.  Currently, Hood River serves as the Small-Cap Growth Fund’s investment adviser pursuant to an Interim Advisory Agreement between Hood River and the Trust, on behalf of the Small-Cap Growth Fund.  The Small-Cap Growth Fund is currently managed by portfolio managers employed by Hood River.  Robert C. Marvin and Brian P. Smoluch have served as the Small-Cap Growth Fund’s portfolio managers since January 2003.  David G. Swank has been a portfolio manager of the Small-Cap Growth Fund since April 2009.

As a result of the change of control of Roxbury, the Prior Advisory Agreement and prior subadvisory agreement terminated effective as of January 20, 2015.  In order to avoid disruption of the Small-Cap Growth Fund’s investment management program, the Board approved an interim advisory agreement with Hood River, which became effective on January 20, 2015.

At a regular meeting of the Board held on January 26, 2015, the Board, consisting of the Independent Trustee, recommended that Hood River be appointed as adviser to the Small-Cap Growth Fund and approved the Hood River Advisory Agreement between the Trust and Hood River pursuant to which Hood River would continue to provide investment advisory services to the Fund subject to shareholder approval of the Hood River Advisory Agreement.  Approval of the Hood River Advisory Agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund.  In addition, the personnel currently providing services to the Small-Cap Growth Fund are not expected to change as a result of the Transaction.  The Board believes that the proposal is in the best interests of the Fund and its shareholders.

If the Fund’s shareholders approve the Hood River Advisory Agreement, Hood River will serve as the Small-Cap Growth Fund’s investment adviser under the Hood River Advisory Agreement, and the name of the Fund will be changed to the Hood River Small-Cap Growth Fund.

If shareholders of the Small-Cap Growth Fund do not approve the Hood River Advisory Agreement by June 19, 2015, the Interim Advisory Agreement between the Trust and Hood River will terminate with respect to the Small-Cap Growth Fund, and the Board will take such actions as it considers to be in the best interests of the shareholders of the Small-Cap Growth Fund, which may include retaining another adviser, seeking exemptive relief from the SEC or liquidating the Small-Cap Growth Fund.

Information About Hood River

Hood River is controlled by Brian P. Smoluch, David G. Swank and Robert C. Marvin.  Hood River is located at 1 SW Columbia Street, Suite 630, Portland, Oregon 97258.  Hood River was founded in January 2013 by former principals of Roxbury and provides investment advisory services to the Small-Cap Growth Fund, institutional accounts and individual investors.  Other than the Small-Cap Growth Fund, Hood River does not serve as an adviser or sub-adviser to any other registered investment companies.  Hood River owns a controlling interest in Roxbury, formerly the investment adviser to the Small-Cap Growth Fund and now the Small-Cap Growth Fund’s subadministrator.

The following table sets forth the officers and directors of Hood River and their positions with Hood River as of February 1, 2015.  None of the officers or directors of Hood River serves as an officer or Trustee of the Trust.

Name	Principal Occupation with Hood River
Brian P. Smoluch	Chief Executive Officer, Director
David G. Swank	President, Chief Investment Officer, Director
Robert C. Marvin	Chairman, Secretary, Director
Robert A. Schmaltz	Chief Compliance Officer

Summary of the Hood River Advisory Agreement and the Prior Agreement

A copy of the Hood River Advisory Agreement is attached as Exhibit B.  The following description is only a summary; however, all material terms of the Hood River Advisory Agreement have been included in this summary.  You should refer to Exhibit B for the Hood River Advisory Agreement, and the description set forth in this proxy statement of the Hood River Advisory Agreement is qualified in its entirety by reference to Exhibit B.

The investment advisory services to be provided by Hood River under the Hood River Advisory Agreement are substantially the same as the advisory services provided by Roxbury under the Prior Advisory Agreement.  The fee structure of the Hood River Advisory Agreement is identical as under the Prior Advisory Agreement.

Advisory Services.  Both the Hood River Advisory Agreement and the Prior Advisory Agreement provide that the respective adviser to the Small-Cap Growth Fund shall direct the investments of the Small-Cap Growth Fund, subject to and in accordance with the Small-Cap Growth Fund’s investment objective, policies and limitations as provided in its Registration Statement on Form N-1A  and other governing instruments, as amended and supplemented from time to time, and any other directions and policies which the Board may issue from time to time.  Both the Hood River Advisory Agreement and the Prior Advisory Agreement provide that Hood River is authorized in its discretion and without prior consultation with the Trust to purchase and sell for the Small-Cap Growth Fund, securities and other investments consistent with the Small-Cap Growth Fund’s objectives and policies.  Both the Hood River Advisory Agreement and the Prior Advisory Agreement permit the Small-Cap Growth Fund’s adviser to delegate portfolio management to a sub-adviser.

Management Fees.  Both the Hood River Advisory Agreement and Prior Advisory Agreement contain the identical fee structure based on the Small-Cap Growth Fund’s ADNA.  Under both agreements, the adviser is entitled to receive from the Small-Cap Growth Fund an investment advisory fee equal to an annual rate of 1.00% of the Small-Cap Growth Fund’s ADNA up to $1 billion, 0.95% for ADNA greater than $1 billion but less than $2 billion and 0.90% for ADNA greater than $2 billion.  Pursuant to an expense limitation agreement, Hood River has agreed to waive its advisory fees (excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses) to ensure that total operating expenses, as a percentage of the Small-Cap Growth Fund’s ADNA, do not exceed 1.25%.  The expense limitation agreement will remain in effect until December 31, 2020.  The expense limitation agreement has the same terms as the prior agreement with Roxbury.  For the fiscal year ended June 30, 2014, Roxbury was the investment adviser to the Small-Cap Growth Fund.  During that period Roxbury received $694,154 in advisory fees from the Small-Cap Growth Fund and waived or reimbursed $160,720.

Duration and Termination.  Both the Hood River Advisory Agreement and the Prior Advisory Agreement provide that the agreements shall become effective upon execution and will remain in effect for two years from the effective date.  Thereafter, each agreement shall remain in effect for successive periods of one year so long as such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees.  Both the Hood River Advisory Agreement and the Prior Advisory Agreement may be terminated at any time, without penalty, on 60 days’ prior written notice, by the Trust (by vote of the Board or by vote of a majority of the Small-Cap Growth Fund’s outstanding voting securities) or by the Small-Cap Growth Fund’s adviser.

Payment of Expenses.  Both the Hood River Advisory Agreement and the Prior Advisory Agreement provide that the respective adviser to the Small-Cap Growth Fund will pay the salaries of all personnel performing services relating to research, statistical and investment activities on behalf of the Small-Cap Growth Fund.  Additionally, both agreements provide that the Small-Cap Growth Fund will pay all expenses except those expressly stated to be payable by the adviser to the Small-Cap Growth Fund in the agreement.  The Hood River Advisory Agreement provides that Hood River will bear the cost of any shareholder meeting convened as a result of a change of control of Hood River or otherwise convened for the primary benefit of Hood River.

Limitation on Liability.  Both the Hood River Advisory Agreement and the Prior Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties the adviser to the Small-Cap Growth Fund shall not be subject to liability for any act or omission or any loss suffered in connection with the performance of duties under the agreement.

Amendments.  The Hood River Advisory Agreement and the Prior Advisory Agreement may be amended by written agreement between the respective adviser and the Trust, provided that the terms of the amendment are approved by the Board or by the affirmative vote of a majority of the a majority of the outstanding voting securities of each Fund.

Other Provisions.  The Hood River Advisory Agreement adds provisions stating that Hood River will not disclose non-public personal information as defined by Regulation S-P and clarifying that Hood River will act in accordance with the Trust’s organizational documents, prospectus and compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act in connection with the provision of services under the Mar Vista Advisory Agreement.

Board Approval and Recommendation

When the Board reviewed the Hood River Advisory Agreement at a meeting on January 26, 2015, the Board was provided materials relevant to its consideration of the Hood River Advisory Agreement, such as Hood River’s Form ADV brochure, information regarding Hood River’s compliance program, personnel and financial condition and memoranda prepared by the Trust’s legal counsel.  The Board had previously reviewed Hood River’s Code of Ethics.  The Board also reviewed the advisory fees that would be payable by the Small-Cap Growth Fund under the Hood River Advisory Agreement,  the expense limitation agreement between the Trust and Hood River on behalf of the Small-Cap Growth Fund and comparative fee and expense information.  The Board was also provided with Hood River’s responses to detailed requests submitted by the Trust’s legal counsel.

In reaching its decision to approve the Hood River Advisory Agreement, the Board, composed of one Independent Trustee, met on January 26, 2015 with representatives of Hood River and the Trust’s legal counsel.  In the course of its review, the Board considered its legal responsibilities in approving the Hood River Advisory Agreement.  The Board also considered all factors deemed to be relevant to the Small-Cap Growth Fund, including but not limited to the following:  (1) the quality of services provided to the Small-Cap Growth Fund since Hood River first became investment sub-adviser to the Small-Cap Growth Fund in 2013 (and previously by the same portfolio management team as principals of Roxbury); (2) the performance of the Small-Cap Growth Fund since Hood River became the investment sub-adviser and prior thereto when managed by the same portfolio management team; (3) the fact that the Transaction is not expected to affect the manner in which the Small-Cap Growth Fund is advised; (4) the fact that the investment management team at Hood River will continue to manage the Small-Cap Growth Fund; (5) the fact that the fee structure under the Hood River Advisory Agreement would be identical to the fee structure under the Prior Advisory Agreement; (6) the changes to terms in the Hood River Advisory Agreement from the Prior Advisory Agreement are generally to conform to current regulatory requirements and industry best practices; (7) the fact that the Transaction Agreement contemplates that Hood River will comply with Section 15(f) of the 1940 Act with respect to the Small-Cap Growth Fund and (8) other factors deemed relevant.

The Board considered whether the Hood River Advisory Agreement would be in the best interests of the Small-Cap Growth Fund and its shareholders and the overall fairness of the Hood River Advisory Agreement.  Among other things, the Board reviewed information concerning:  (1) the nature, extent and quality of the services expected to be provided by Hood River; (2) the Small-Cap Growth Fund’s investment performance; (3) Hood River’s financial condition; and (4) brokerage allocation and trading costs.  In their deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided.  The Board considered the scope and quality of services expected to be provided by Hood River, including the qualifications and capabilities of the personnel responsible for providing services to the Small-Cap Growth Fund.  The Board considered the relationship between Roxbury and Hood River and that Roxbury’s staff would continue to provide trading, compliance and other administrative services to Hood River and the Small-Cap Growth Fund.  The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Small-Cap Growth Fund which comprise the same team that currently manages the Fund.  On the basis of this evaluation, the Board concluded that the nature, quality and extent of services that would be provided by Hood River are appropriate and that the Fund would likely benefit from services provided by Hood River under the Hood River Advisory Agreement.

Performance Record of the Small-Cap Growth Fund.  The Board considered the Small-Cap Growth Fund’s performance as compared to its benchmark, the Russell 2000 Growth Index, for the one-year, 3-year, 5-year and 10-year periods ended December 31, 2014, noting that the Small-Cap Growth Fund had outperformed the benchmark for each of the periods.

The Board also considered performance information for comparable funds provided by Hood River for which the Small-Cap Growth Fund outperformed four similar funds for the one-year and 3-year periods, three out of the four similar funds for the five year period and all three similar funds with a ten-year performance history for the 10-year period.  The Board also considered the performance of the corresponding composite of Hood River’s separate account clients.  The Board concluded that Hood River would continue to provide a high level of advisory services to the Small-Cap Growth Fund.

Management Fees and Total Expenses.  The Board compared the Small-Cap Growth Fund’s contractual advisory fee and total expense ratio to a peer group of similar funds using data provided to Hood River by an independent service.  The Board noted that the Fund’s contractual advisory fee was in line with the peer group average and the total expense ratio was lower than the peer group average.  The Board also compared the Small-Cap Growth Fund’s net expense ratio to the Small-Cap Growth Fund’s Morningstar category and noted that the net expense ratio was below the category average.  The Board also considered Hood River’s contractual agreement to limit the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses to 1.25% through December 31, 2020.  The Board considered that the Small-Cap Growth Fund’s advisory fees and total annual operating expenses would remain the same.  On the basis of the information provided, the Board concluded that the advisory fee and total expense ratio were reasonable and appropriate in light of the quality of the services provided to the Small-Cap Growth Fund.

Profitability.  The Board reviewed information concerning Hood River’s financial condition and projected profitability as a result of the Transaction.  Since Hood River would be new as the primary adviser to the Small-Cap Growth Fund, there was no historical profitability analysis.  The Board considered the expected revenue for Hood River based on the Fund’s anticipated assets under management and Hood River’s expected expenses.

Economies of Scale.  The Board considered the extent to which economies of scale were expected to be realized relative to fee levels as the Small-Cap Growth Fund’s assets grow.  The Board noted that the Small-Cap Growth Fund’s advisory fees have breakpoints.  The Board noted the breakpoints on the advisory fees for similar separate accounts managed by Hood River were lower than the advisory breakpoints for the Small-Cap Growth Fund and considered the higher costs of managing a mutual fund as compared to a separate account.  The Board concluded that the current fee structure was reasonable given the Fund’s current asset levels.

Benefits to Hood River.  Based on the information presented, the Board did not consider any ancillary benefits to Hood River from serving as adviser to the Small-Cap Growth Fund to be relevant factors.

On the basis of its review of the foregoing information, the Board found that the terms of the Hood River Advisory Agreement were fair and reasonable and in the best interest of the Small-Cap Growth Fund’s shareholders.

Required Vote

In order for the proposal to be approved, it must be approved by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Small-Cap Growth Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this proxy statement, means:  the affirmative vote of the lesser of (i) 67% of the voting securities of the Small-Cap Growth Fund present at the meeting if more than 50% of the outstanding voting securities of the Small-Cap Growth Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Small-Cap Growth Fund.  Abstentions and broker non-votes are counted as present but are not considered votes cast at the meeting.  As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal because approval of the proposal requires the affirmative vote of a percentage of either the shares present at the meeting or the outstanding shares of the Fund.

Based on all of the foregoing, the Board recommends that shareholders of the Small-Cap Growth Fund vote FOR the approval of the Hood River Advisory Agreement.

ADDITIONAL INFORMATION

Voting Information

Record Date.  Only shareholders of record at the close of business on January 30, 2015 will be entitled to vote at the meeting and at any adjournment or postponement thereof.  As of the Record Date, there were 3,644,610.87 shares of the Trust issued and outstanding, of which 1,223,924.14 were shares of the Strategic Growth Fund and 2,420,686.72 were shares of the Small-Cap Growth Fund.

Quorum and Voting Information.  Under the Fund’s Amended and Restated Agreement and Declaration of Trust, the presence in person or by proxy of the holders of 40% of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business at the meeting.  However, more than 50% of each Fund’s shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement for approval of each Fund’s investment advisory agreement.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card.  Your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR each proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.  A prior proxy can also be revoked through the website or toll free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Solicitation of Proxies.  The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, internet or personal interview by representatives of the Trust, Roxbury, Hood River or Mar Vista.  The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or electronic communication, will be paid by Mar Vista and Hood River.  The Funds have retained Broadridge Financial Solutions, Inc. as proxy tabulator.

Other Matters.  No business other than the matters described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their shareholders.

Principal Shareholder Information.  As of the Record Date, each officer and Nominee individually, and the officers and Nominees as a group, beneficially owned less than 1% of the outstanding shares of each Fund.  As of the Record Date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Funds:

Name and Address	Fund	Number of Shares	Percentage of Fund
National Financial Services Corp (FBO) Our Customers[1] Attn Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	Small-Cap Growth Fund	1,265,922.806	52.30%
Charles Schwab & Co Inc Special Custody Account For the Benefit of Customers[1] Attn Mutual Funds 101 Montgomery St. San Francisco, CA 94104	Small-Cap Growth Fund	738,270.810	30.50%
FFSB – SCI Trust Account[1] Forethought Center, Highway 46 E Batesville, IN 47006	Small-Cap Growth Fund	174,068.385	7.19%
National Financial Services Corp (FBO) Our Customers[1] Attn Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	Strategic Growth Fund	557,472.041	45.55%
Charles Schwab & Co Inc Special Custody Account For the Benefit of Customers[1] Attn Mutual Funds 101 Montgomery St. San Francisco, CA 94104	Strategic Growth Fund	277,213.226	22.65%
TD Ameritrade FBO Michael J. Astrue & Laura W Mali-Astrue JT Ten 464 Common Street Belmont, MA 02478	Strategic Growth Fund	63,912.921	5.22%

[1]	The Trust believes that these entities are the holders of record of these shares and are not the beneficial owners of such shares.

Any shareholder that owns 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Administrator and Distributor.  BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust’s Administrator.  Foreside Funds Services, LLC (the “Distributor”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s underwriter.

Subadministrator.  Roxbury Capital Management, LLC serves as subadministrator to the Funds pursuant to an administration agreement between Roxbury and the Trust approved by the Board on January 26, 2015.  Roxbury previously served as the investment adviser to the Funds and is controlled by Mar Vista and Hood River.  Under the administration agreement, Roxbury provides compliance and administration services to the Trust.  Roxbury will also provide individuals to serve as officers of the Trust, subject to the approval and oversight of the Board.

Procedures for Shareholder Communications with the Board.  The Trust’s Board of Trustees will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.  The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Shareholder Proposals.  The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Under the Trust’s By-Laws, shareholders owning in the aggregate 10% of the outstanding shares of the Trust have the right to call a meeting of shareholders to consider the removal of one or more trustees.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  February 20, 2015

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

MAR VISTA ADVISORY AGREEMENT

AGREEMENT made this ____ day of ___________, 2015, by and between The Roxbury Funds, a Delaware statutory trust (the “Trust”), and Mar Vista Investment Partners, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is authorized to create and offer for sale distinct series of shares of beneficial interest (each, a “Portfolio” and collectively, the “Portfolios”), each corresponding to a distinct portfolio; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of the Adviser on behalf of one or more Portfolios of the Trust, and to have the Adviser provide or perform for the Portfolios various research, statistical and investment services; and

WHEREAS, the Adviser is willing to furnish such services to the Trust with respect to each of the Portfolios listed on Schedule A to this Agreement (each, a “Mar Vista Portfolio” and collectively, the “Mar Vista Portfolios”) on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

1.                  Employment of the Adviser.  The Trust hereby employs the Adviser to invest and reinvest the assets of the Mar Vista Portfolios in the manner set forth in Section 2 of this Agreement subject to the direction of the Board of Trustees of the Trust (the “Board”) and the officers of the Trust, for the period, in the manner, and on the terms set forth hereinafter.  The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.                 Obligations of, and Services to be Provided by, the Adviser.  The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.	Investment Advisory Services.

(i)                The Adviser shall direct the investments of each Mar Vista Portfolio, subject to and in accordance with the Mar Vista Portfolio’s investment objective, policies and limitations as provided in its prospectus(es) and statement(s) of additional information (collectively, the “Prospectus”) and other governing instruments, as amended and supplemented from time to time (collectively, “Organizational Documents”), and any other directions and policies which the Board may issue to the Adviser from time to time.

(ii)                The Adviser is authorized, in its discretion and without prior consultation with the Trust, to purchase and sell for each Mar Vista Portfolio, securities and other investments consistent with the Mar Vista Portfolio’s objectives and policies.

B.	Corporate Management Services.

(i)                 The Adviser shall furnish for the use of the Trust office space and all office facilities, equipment and personnel necessary for servicing the investments of the Mar Vista Portfolios.

(ii)                The Adviser shall pay the salaries of all personnel of the Trust and the Adviser performing services relating to research, statistical and investment activities on behalf of the Mar Vista Portfolios.

C.                Provision of Information Necessary for Preparation of Registration Statement, Amendments and Other Materials.  The Adviser will make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

D.                Code of Ethics.  The Adviser has adopted and will maintain a written code or codes of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Trust and its administrator, on the date of this Agreement, a copy of the code or codes of ethics and evidence of its or their adoption.  Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Board that the Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no violation of the Adviser’s code or codes of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Trust or its administrator, the Adviser shall permit the Trust or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1.

E.                Disqualification.  The Adviser shall immediately notify the Board of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

F.                 Non-Public Personal Information.  To the extent prohibited by Regulation S-P, the Adviser will not disclose any non-public personal information, as defined in Regulation S-P (“NPI”), received from the Trust regarding any shareholder of the Portfolios.  The Adviser represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of shareholders; protect against any anticipated threats or hazards to the security or integrity of shareholder records and NPI; and protect against unauthorized access to or use of such shareholder records or NPI that could result in substantial harm or inconvenience to any shareholder.

G.                Other Obligations and Services.  The Adviser shall make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of each Mar Vista Portfolio and its investment activities.  The Adviser shall act in accordance with the Trust’s Organizational Documents, Prospectus, and compliance policies and procedures adopted pursuant to Rule 38a‑1 under the 1940 Act in connection with the Adviser’s provision of services under this Agreement.

3.                 Execution and Allocation of Portfolio Brokerage.

A.                The Adviser, subject to the control and direction of the Board, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Mar Vista Portfolio, and for the selection of the markets on or in which the transactions will be executed.

B.                In acting pursuant to Section 3.A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Trust’s registration statement.

C.                It is understood that neither the Trust nor the Adviser will adopt a formula for allocation of a Portfolio’s brokerage.

D.                It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Mar Vista Portfolio and for other clients of the Adviser in order to obtain the most favorable price and best execution.  In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

E.                It is understood that the Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, use brokers who provide it on behalf of a Mar Vista Portfolio with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Mar Vista Portfolio, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Mar Vista Portfolio and its other clients and that the total commissions paid by such Mar Vista Portfolio will be reasonable in relation to the benefits to such Mar Vista Portfolio over the long term.

F.                It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

G.                The Adviser shall provide such reports as the Board may reasonably request with respect to each Mar Vista Portfolio’s total brokerage and portfolio transaction activities and the manner in which that business was allocated.

4.                 Delegation of Adviser’s Obligations and Services.  With respect to any or all Mar Vista Portfolios, the Adviser may enter into one or more contracts (each, a “Sub-Advisory Agreement”) with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

5.                 Expenses.  Except as may be agreed to otherwise by the Trust, on behalf of a Mar Vista Portfolio, and the Adviser from time to time, the Mar Vista Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by such Mar Vista Portfolio shall include, without limitation:

A.                fees payable for administrative services;

B.                fees payable for accounting services;

C.                 the cost of obtaining quotations for calculating the value of the assets;

D.                 interest and taxes;

E.                 brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

F.                 a pro rata portion (based on the value of the assets of the Mar Vista Portfolio relative to the value of the assets of all Portfolios in the Trust (a “Pro Rata Portion”)) of the compensation and expenses of the Trustees of the Board other than those who are “interested persons” of the Trust within the meaning of the 1940 Act;

G.                legal and audit expenses;

H.               fees and expenses related to the registration and qualification of its shares for distribution under state and federal securities laws;

I.                   expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders;

J.                  all other expenses incidental to holding meetings of the shareholders, including proxy solicitations therefor, except for expenses related to any shareholder meeting convened as a result of a change of control of the Adviser or otherwise convened for the primary benefit of the Adviser, which expenses shall be borne by the Adviser;

K.                a Pro Rata Portion of the premiums for fidelity bond and other insurance coverage;

L.                 a Pro Rata Portion of the Trust’s association membership dues;

M.               expenses of typesetting for printing Prospectuses;

N.                expenses of printing and distributing Prospectuses to existing shareholders;

O.                out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services;

P.                service fees payable to the distributor for providing personal services to the shareholders and for maintaining shareholder accounts for those shareholders;

Q.                distribution fees; and

R.                such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Mar Vista Portfolio is a party and the legal obligation which the Trust, on behalf of such Mar Vista Portfolio, may have to indemnify its Trustees and officers with respect thereto.

6.                  Compensation of the Adviser.  For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Mar Vista Portfolio’s name in Schedule B attached hereto.  The aggregate of such advisory fees for all listed Mar Vista Portfolios shall be payable monthly as soon as practicable after the last day of each month based on each listed Mar Vista Portfolio’s average daily net assets.

7.                  Activities and Affiliates of the Adviser.

A.                The services of the Adviser to the Trust are deemed not to be exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering services to the Trust hereunder.

B.                The Trust acknowledges that the Adviser or one or more of its “affiliated persons” may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its “affiliated persons” or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts (“Affiliated Accounts”).  Subject to any other provisions of this Agreement to the contrary, the Trust agrees that the Adviser or its “affiliated persons” may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Mar Vista Portfolios, provided that the Adviser acts in good faith.  The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Mar Vista Portfolios may have an interest.  The Adviser shall have no obligation to recommend for any Mar Vista Portfolio a position in any investment which an Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

C.                Subject to and in accordance with the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws of the Trust as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested in the Adviser or its “affiliated persons” as directors, officers, agents or shareholders of the Adviser or its “affiliated persons;” that directors, officers, agents and shareholders of the Adviser or its “affiliated persons” are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Adviser or its “affiliated persons” may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

8.                  Liabilities of the Adviser.

A.                Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust.

B.                No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

9.                 Record Keeping and Reports.

A.               The Adviser will maintain all books and records with respect to the Trust’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefore.

B.                 The Adviser shall regularly report to the Board on the investment program of the Trust and the issuers and securities generally represented in each Mar Vista Portfolio, and will furnish the Board such periodic and special reports as the Board may reasonably request.  The Trust shall furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Trust as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

10.              Effective Date; Term.  This Agreement shall become effective on the date first written above and shall remain in force for an initial period of not more than two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board, including the vote of a majority of the Trustees who are not “interested persons” of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a “majority of the outstanding voting securities” of the Mar Vista Portfolio.  The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

11.              Assignment.  No “assignment” of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment.  The Adviser shall notify the Trust in writing in advance of any proposed change of “control” to enable the Trust to take the steps necessary to enter into a new investment advisory agreement.

12.              Amendment.  This Agreement may be amended at any time, but only by written agreement between the Adviser and the Trust, which amendment is subject to the approval of the Board and, where required by the 1940 Act, the shareholders of any affected Mar Vista Portfolio in the manner required by the 1940 Act and the rules thereunder.

13.              Termination.  This Agreement:

A.                may at any time be terminated without payment of any penalty by the Trust with respect to any Mar Vista Portfolio (by vote of the Board or by the vote of a “majority of the outstanding voting securities” of the Mar Vista Portfolio on sixty (60) days’ written notice to the Adviser;

B.                shall immediately terminate in the event of its “assignment;” and

C.                may be terminated with respect to any Mar Vista Portfolio by the Adviser on sixty (60) days’ written notice to the Trust.

14.              Definitions.  As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person” and “majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

15.              Notice.  Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

16.              Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.              Governing Law.  To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized as of the date first written above.

THE ROXBURY FUNDS

By:
Name:	Jon R. Foust
Title:	President

MAR VISTA INVESTMENT PARTNERS, LLC

By:
Name:
Title:

Schedule A
to
Investment Advisory Agreement
Dated _________________, 2015
Between The Roxbury Funds
and
 Mar Vista Investment Partners, LLC

Mar Vista Portfolios

Mar Vista Strategic Growth Fund

Schedule B
to
Investment Advisory Agreement
Dated _________________, 2015
Between
The Roxbury Funds
and
 Mar Vista Investment Partners, LLC

Investment Advisory Fee Schedule

Mar Vista Portfolio	Annual Fee as a Percentage of Average Daily Net Assets
Mar Vista Strategic Growth Fund	0.75%

Exhibit B

HOOD RIVER ADVISORY AGREEMENT

AGREEMENT made this ____ day of ___________, 2015, by and between The Roxbury Funds, a Delaware statutory trust (the “Trust”), and Hood River Capital Management LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is authorized to create and offer for sale distinct series of shares of beneficial interest (each, a “Portfolio” and collectively, the “Portfolios”), each corresponding to a distinct portfolio; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of the Adviser on behalf of one or more Portfolios of the Trust, and to have the Adviser provide or perform for the Portfolios various research, statistical and investment services; and

WHEREAS, the Adviser is willing to furnish such services to the Trust with respect to each of the Portfolios listed on Schedule A to this Agreement (each, a “Hood River Portfolio” and collectively, the “Hood River Portfolios”) on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

1.                 Employment of the Adviser.  The Trust hereby employs the Adviser to invest and reinvest the assets of the Hood River Portfolios in the manner set forth in Section 2 of this Agreement subject to the direction of the Board of Trustees of the Trust (the “Board”) and the officers of the Trust, for the period, in the manner, and on the terms set forth hereinafter.  The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.                 Obligations of, and Services to be Provided by, the Adviser.  The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.                Investment Advisory Services.

(i.)              The Adviser shall direct the investments of each Hood River Portfolio, subject to and in accordance with the Hood River Portfolio’s investment objective, policies and limitations as provided in its prospectus(es) and statement(s) of additional information (collectively, the “Prospectus”) and other governing instruments, as amended and supplemented from time to time (collectively, “Organizational Documents”), and any other directions and policies which the Board may issue to the Adviser from time to time.

(ii.)             The Adviser is authorized, in its discretion and without prior consultation with the Trust, to purchase and sell for each Hood River Portfolio, securities and other investments consistent with the Hood River Portfolio’s objectives and policies.

B.                Corporate Management Services.

(iii.)            The Adviser shall furnish for the use of the Trust office space and all office facilities, equipment and personnel necessary for servicing the investments of the Hood River Portfolios.

(iv.)            The Adviser shall pay the salaries of all personnel of the Trust and the Adviser performing services relating to research, statistical and investment activities on behalf of the Hood River Portfolios.

C.                Provision of Information Necessary for Preparation of Registration Statement, Amendments and Other Materials.  The Adviser will make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

D.                Code of Ethics.  The Adviser has adopted and will maintain a written code or codes of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Trust and its administrator, on the date of this Agreement, a copy of the code or codes of ethics and evidence of its or their adoption.  Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Board that the Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no violation of the Adviser’s code or codes of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Trust or its administrator, the Adviser shall permit the Trust or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1.

E.                Disqualification.  The Adviser shall immediately notify the Board of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

F.                Non-Public Personal Information.  To the extent prohibited by Regulation S-P, the Adviser will not disclose any non-public personal information, as defined in Regulation S-P (“NPI”), received from the Trust regarding any shareholder of the Portfolios.  The Adviser represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of shareholders; protect against any anticipated threats or hazards to the security or integrity of shareholder records and NPI; and protect against unauthorized access to or use of such shareholder records or NPI that could result in substantial harm or inconvenience to any shareholder.

G.                Other Obligations and Services.  The Adviser shall make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of each Hood River Portfolio and its investment activities.  The Adviser shall act in accordance with the Trust’s Organizational Documents, Prospectus, and compliance policies and procedures adopted pursuant to Rule 38a‑1 under the 1940 Act in connection with the Adviser’s provision of services under this Agreement.

3.                 Execution and Allocation of Portfolio Brokerage.

A.               The Adviser, subject to the control and direction of the Board, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Hood River Portfolio, and for the selection of the markets on or in which the transactions will be executed.

B.                In acting pursuant to Section 3.A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Trust’s registration statement.

C.                It is understood that neither the Trust nor the Adviser will adopt a formula for allocation of a Portfolio’s brokerage.

D.               It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Hood River Portfolio and for other clients of the Adviser in order to obtain the most favorable price and best execution.  In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

E.                It is understood that the Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, use brokers who provide it on behalf of a Hood River Portfolio with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Hood River Portfolio, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Hood River Portfolio and its other clients and that the total commissions paid by such Hood River Portfolio will be reasonable in relation to the benefits to such Hood River Portfolio over the long term.

F.                 It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

G.                The Adviser shall provide such reports as the Board may reasonably request with respect to each Hood River Portfolio’s total brokerage and portfolio transaction activities and the manner in which that business was allocated.

4.                 Delegation of Adviser’s Obligations and Services.  With respect to any or all Hood River Portfolios, the Adviser may enter into one or more contracts (each, a “Sub-Advisory Agreement”) with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

5.                 Expenses.  Except as may be agreed to otherwise by the Trust, on behalf of a Hood River Portfolio, and the Adviser from time to time, the Hood River Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by such Hood River Portfolio shall include, without limitation:

A.                fees payable for administrative services;

B.                fees payable for accounting services;

C.            the cost of obtaining quotations for calculating the value of the assets;

D.            interest and taxes;

E.            brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

F.            a pro rata portion (based on the value of the assets of the Hood River Portfolio relative to the value of the assets of all Portfolios in the Trust (a “Pro Rata Portion”)) of the compensation and expenses of the Trustees of the Board other than those who are “interested persons” of the Trust within the meaning of the 1940 Act;

G.            legal and audit expenses;

H.            fees and expenses related to the registration and qualification of its shares for distribution under state and federal securities laws;

I.              expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders;

J.             all other expenses incidental to holding meetings of the shareholders, including proxy solicitations therefor, except for expenses related to any shareholder meeting convened as a result of a change of control of the Adviser or otherwise convened for the primary benefit of the Adviser, which expenses shall be borne by the Adviser;

K.            a Pro Rata Portion of the premiums for fidelity bond and other insurance coverage;

L.            a Pro Rata Portion of the Trust’s association membership dues;

M.            expenses of typesetting for printing Prospectuses;

N.            expenses of printing and distributing Prospectuses to existing shareholders;

O.            out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services;

P.            service fees payable to the distributor for providing personal services to the shareholders and for maintaining shareholder accounts for those shareholders;

Q.            distribution fees; and

R.            such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Hood River Portfolio is a party and the legal obligation which the Trust, on behalf of such Hood River Portfolio, may have to indemnify its Trustees and officers with respect thereto.

6.                  Compensation of the Adviser.  For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Hood River Portfolio’s name in Schedule B attached hereto.  The aggregate of such advisory fees for all listed Hood River Portfolios shall be payable monthly as soon as practicable after the last day of each month based on each listed Hood River Portfolio’s average daily net assets.

7.                  Activities and Affiliates of the Adviser.

A.            The services of the Adviser to the Trust are deemed not to be exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering services to the Trust hereunder.

B.            The Trust acknowledges that the Adviser or one or more of its “affiliated persons” may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its “affiliated persons” or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts (“Affiliated Accounts”).  Subject to any other provisions of this Agreement to the contrary, the Trust agrees that the Adviser or its “affiliated persons” may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Hood River Portfolios, provided that the Adviser acts in good faith.  The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Hood River Portfolios may have an interest.  The Adviser shall have no obligation to recommend for any Hood River Portfolio a position in any investment which an Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

C.            Subject to and in accordance with the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws of the Trust as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested in the Adviser or its “affiliated persons” as directors, officers, agents or shareholders of the Adviser or its “affiliated persons;” that directors, officers, agents and shareholders of the Adviser or its “affiliated persons” are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Adviser or its “affiliated persons” may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

8.                 Liabilities of the Adviser.

A.            Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust.

B.            No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

9.                  Record Keeping and Reports.

A.            The Adviser will maintain all books and records with respect to the Trust’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefore.

B.            The Adviser shall regularly report to the Board on the investment program of the Trust and the issuers and securities generally represented in each Hood River Portfolio, and will furnish the Board such periodic and special reports as the Board may reasonably request.  The Trust shall furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Trust as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

10.              Effective Date; Term.  This Agreement shall become effective on the date first written above and shall remain in force for an initial period of not more than two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board, including the vote of a majority of the Trustees who are not “interested persons” of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a “majority of the outstanding voting securities” of the Hood River Portfolio.  The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

11.              Assignment.  No “assignment” of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment.  The Adviser shall notify the Trust in writing in advance of any proposed change of “control” to enable the Trust to take the steps necessary to enter into a new investment advisory agreement.

12.              Amendment.  This Agreement may be amended at any time, but only by written agreement between the Adviser and the Trust, which amendment is subject to the approval of the Board and, where required by the 1940 Act, the shareholders of any affected Hood River Portfolio in the manner required by the 1940 Act and the rules thereunder.

13.              Termination.  This Agreement:

A.            may at any time be terminated without payment of any penalty by the Trust with respect to any Hood River Portfolio (by vote of the Board or by the vote of a “majority of the outstanding voting securities” of the Hood River Portfolio on sixty (60) days’ written notice to the Adviser;

B.            shall immediately terminate in the event of its “assignment;” and

C.            may be terminated with respect to any Hood River Portfolio by the Adviser on sixty (60) days’ written notice to the Trust.

14.              Definitions.  As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person” and “majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

15.              Notice.  Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

16.              Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.              Governing Law.  To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized as of the date first written above.

THE ROXBURY FUNDS

By:
Name:	Jon R. Foust
Title:	President

HOOD RIVER CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Schedule A
to
Investment Advisory Agreement
Dated _________________, 2015
Between The Roxbury Funds
and
 Hood River Capital Management LLC

Hood River Portfolios

Hood River Small‑Cap Growth Fund

Schedule B
to
Investment Advisory Agreement
Dated _________________, 2015
Between
The Roxbury Funds
and
 Hood River Capital Management LLC

Investment Advisory Fee Schedule

Hood River Portfolio	Annual Fee as a Percentage of Average Daily Net Assets (“Assets”)
Hood River Small‑Cap Growth Fund	1.00% of the Portfolio’s first $1 billion of Assets; 0.95% of the Portfolio’s next $1 billion of Assets; and 0.90% of the Portfolio’s Assets in excess of $2 billion

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M81256-S28516

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of the Roxbury/Mar Vista Strategic Growth Fund and the Proxy Statement dated February 20, 2015

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All Except" and write the name of the nominee on the line below.
1. To elect two trustees to the Trust's Board of Trustees: 01) Steven N. Marshman 02) Gaylord B. Lyman	☐	☐	☐	______________________

	For	Against	Abstain
2. To approve an investment advisory agreement between the Trust and Mar Vista Capital Management, LLC with respect to the Roxbury/Mar Vista Strategic Growth Fund.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. **The Board of Trustees of the Trust unanimously recommends that you vote FOR the proposals.**

Please sign below exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M81257-S28516

ROXBURY/MAR VISTA STRATEGIC GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Jon Foust, Brooke Clements and Becky Krulik, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Special Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON REVERSE WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

VOTE THIS PROXY CARD TODAY

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M81258-S28516

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of the Roxbury/Hood River Small-Cap Growth Fund and the Proxy Statement dated February 20, 2015

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All Except" and write the name of the nominee on the line below.
1. To elect two trustees to the Trust's Board of Trustees: 01) Steven N. Marshman 02) Gaylord B. Lyman	☐	☐	☐	______________________

	For	Against	Abstain
3. To approve an investment advisory agreement between the Trust and Hood River Capital Management, LLC with respect to the Roxbury/Hood River Small-Cap Growth Fund.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. **The Board of Trustees of the Trust unanimously recommends that you vote FOR the proposals.**

Please sign below exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M81259-S28516

ROXBURY/HOOD RIVER SMALL-CAP GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Jon Foust, Brooke Clements and Becky Krulik, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Special Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON REVERSE WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

VOTE THIS PROXY CARD TODAY